Exhibit 99.1

MARCH 2025 | NASDAQ: AUUD

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The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity. This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Auddia Inc. (“Auddia” or the “Company”). Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward - looking statements. These forward - looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition. These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission. Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10 - K for the year ended December 31, 2024, as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission. Forward - looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning Auddia’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information. Auddia makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore. The data presented herein were obtained from various third - party sources. While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information. Auddia has also made assumptions based upon such data and other similar sources, and on Auddia’s knowledge of and its experience to date in the markets for its product candidates. This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates. The industry in which Auddia operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Auddia. This presentation uses Auddia’s trademarks and trade names such as “faidr” and “Vodacast." This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and Ρ symbols, but those references, are not intended to indicate that Auddia will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names. Auddia does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Auddia by any other companies. Auddia | Disclaimer NASDAQ: AUUD

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Our Differentiated Audio Superapp NASDAQ: AUUD

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faidr | Superapp Strategy

Lead

With differentiation & margin

AM/FM

- A.I. Enabled Ad-free
- Music-only Mode
- Replicate the dial

Exclusive Content

- Music Casts
- Music Stations
- Discovr

Podcasts

- A.I. Enabled Ad-skip
- Forward+ (manual)
- Seamless (auto)

Expand

To deliver all audio

Music Player

- ChatMusic
- MusicGPT

Audio-books

Text To Speech

Leverage Data

Across all audio to train leading AI models

The superapp aggregates, analyzes and distributes data.

auddia NASDAQ: AUUD

faidr A.I. Engine Covers Ad Break Content NASDAQ: AUUD Manual Skipping Of Radio Stream How faidr Works AI Drives Margin

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How faidr Works Power of Margin NASDAQ: AUUD

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Differentiation | AM/FM

- AM/FM
- Exclusive Content
- Podcasts
- Music Player
- Audio-books
- Text To Speech

Roadmap

- Expansion to international stations
- Recording of songs & playlists from radio streams
- Automated station switching when an ad plays
- New language AI models to enable ad-free internationally
- Improvements to the ad-free experience on spoken word format stations auddia NASDAQ: AUUD

Differentiation | faidrRadio

- AM/FM
- **Exclusive Content**
- Podcasts
- Music Player
- Audio-books
- Text To Speech

Music Casts
- On-demand
- DJ hosted music shows
- Updated weekly
- Music streaming
- Curated by experts
- Radio-feel

Music Stations
- Always-on multi-hour playlists
- Wall-to-wall music
- Genre-based or activity-based

Discovr
- Dozens of emerging artists
- Variety of genres
- Hours of new music discovery to augment radio

Roadmap
- User-created stations
- User social interactions and following

auddia
NASDAQ: AUUD

Differentiation | Podcasts

AM/FM · Exclusive Content · **Podcasts** · Music Player · Audio-books · Text To Speech

Forward+

- Manual one touch ad-skipping
- Visualization of chapters
- DVR like visualization of ad segments

Seamless

- AI driven automated ad skipping
- Premium subscription model
- Revenue shared with podcast partners

Roadmap

- Generative AI digital content feed
- Branded digital content all in one place
- Social feeds to discuss, share, create and discover audio content auddia NASDAQ: AUUD

Differentiation Parity AM/FM Podcasts Exclusive Content Aggregate Radio Dial Ad - Free Competitive Landscape Radio Station Streaming Apps NASDAQ: AUUD

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Differentiation Parity Ad - Free Personalized Podcasts Local Content Premium AM/FM Competitive Landscape Music Streaming Apps NASDAQ: AUUD

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NASDAQ: AUUD 2019 GTM Source: Techsurvey 2024 & RADAR 163/Nielsen Audio 80% 50% 20 % Digital Listeners Radio Listeners Moving to Digital Broadcast Listeners 133 M % of time spent with P1 station in a typical week via Broadcast platforms (an AM/FM radio at home/school/work or in a vehicle) vs. digital platforms (computer, mobile, smart speaker, podcasts) 86 M Auddia Internal Projection 2025 2029

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NASDAQ: AUUD Live Radio Manual Switching Podcasts & Exclusives PREMIUM $ 5.99/ MO FREE A.I. Assisted Ad - Free Music - only / DJ Talk off Freemium Model

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NASDAQ: AUUD Time Sources: Van Westendorp's Price Sensitivity Meter is a standard market technique for determining consumer price preferences. $ 11 $ 10 $ 9 $ 8 $ 7 $ 6 $ 5 Key Maximize Market Share Maximize Revenue Optimal Monthly Price (Market share) Optimal Monthly Price (Revenue) PRICE Pricing

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User Growth Metric Targets to Support Growth Cost Per Install 30 Day Retention Subscription CAC Initial Launch 2.15.22 Targets to Support Ad Spend $ 13.98 1 % NA NA $ 2.00 20%+ 3% $ 102 1.4 - Year Payback NASDAQ: AUUD NASDAQ: AUUD

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User Growth Strategy to Improve Metrics 2.15.23 Basic Podcasting 8.15.23 Music Stations Music Casts Discovr 3.31.24 Seamless Forward+ faidr launch 2.15.22 3.1 Upgrades Apple CarPlay & Android Auto Now Roadmap Music - Only AM/FM Station Monitoring, Switching, & Recording Ongoing: User Experience Improvements Ongoing: Marketing Optimization NASDAQ: AUUD NASDAQ: AUUD

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Auddia | Key Takeaways ► Leading audio superapp space with differentiation & margin ► Securing data across all audio experiences to optimize the application of AI ► Leveraging steady cadence of innovative product improvements to optimize metrics ► Robust product pipeline & roadmap to increase value proposition to users & creators ► Marketing optimizations with product improvements expected to drive target metrics ► Compelling de novo and synergistic M&A opportunities available to drive users

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Auddia Jeff Thramann | Founder & Chairman Jeff@thramann.com 303.995.3036 Michael Lawless | CEO mlawless@auddia.com 303.219.9771 Investor Relations Kirin Smith | PCG ksmith@pcgadvisory.com 646.823.8656 More Information auddia.com auddia.com/products/faidr Thank You

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